May 2011 Investor Presentation
Great Plains Energy
Investor Presentation
May 2011
Exhibit 99.1

May 2011 Investor Presentation
Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and
KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry;
decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts;
ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results;
ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the
Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement.
Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

May 2011 Investor Presentation
Company Overview

KCP&L
GMO
Iowa
Nebraska
Kansas
Missouri

Industrial
14%
Commercial
46%
Residential
40%

Missouri
(GMO)
35%
Kansas
28%
Missouri
(KCP&L)
37%

Natural Gas
and oil
2%
Wind
1%
Nuclear
17%
Coal
80%

GREAT PLAINS ENERGY

May 2011 Investor Presentation
• Solid Midwest electric utility operating under the KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila (now KCP&L Greater Missouri Operations,
 or “GMO”)
• Company attributes
 – ~824,600 customers / 3,200 employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – 5-year projected synergies post-GMO acquisition of ~$760M
 – ~$8.8bn in assets at 2010YE
 – ~$5.6bn in rate base
Service Territories: KCP&L and GMO
Business Highlights
2010 Retail MWh Sold by Customer Type*
2010 Retail MWh Sales by Jurisdiction*
2010 MWh Generated by Fuel Type*
Total: ~ 23,806 MWhs
Total: ~ 23,806 MWhs
Total: ~ 26,679 MWhs
Solid Vertically-Integrated Midwest Utility
* In thousands

May 2011 Investor Presentation
• Strong Midwest electric utilities focused on regulated operations in Missouri and Kansas
• Diversified customer base includes ~824,600 residential, commercial, and industrial customers
• ~6,600 Megawatts of generation capacity
• Low-cost generation mix: 80% coal, 17% nuclear (Wolf Creek), 2% natural gas/oil and 1% wind in 2010
100% Regulated
Electric Utility
Operations Focus
• Growth and stability in earnings driven by sizable regulated investments as part of the Comprehensive Energy Plan
 (“CEP”)
 – Wind, environmental retrofits and Iatan 2 baseload coal plant all in-service
• Organic growth potential through environmental, transmission, renewable energy and on-going reliability-related investment
Attractive Platform for
Long-Term Earnings
Growth
• Constructive outcomes in 2006, 2007 and 2008 rate cases in Missouri and Kansas
• Recent cases
 – Kansas - In 2010, the KCC authorized a revenue increase of $22 million and brought Iatan 2 into rate base with minimal disallowance
 – Missouri - In 2011, the MPSC authorized revenue increases totaling $94.2 million for KCP&L -MO and GMO and brought Iatan 2 into rate base with minimal disallowance
Diligent Regulatory
Approach
• Cash flow and earnings heavily driven by regulated operations and cost recovery mechanisms
• Ample liquidity currently available under $1.25bn credit facilities
• Sustainable dividend and pay-out, right-sized to fund growth and to preserve liquidity
• Stable Outlook at Moody’s and S&P
Improved Financial
Position
Strong Platform

May 2011 Investor Presentation
Comprehensive Energy Plan
Project description	Comments
• 100 MW plant in Spearville, KS • Began construction in 2005	✓ Completed in Q3 2006 ✓ In rate base from 1/1/2007 ✓ No regulatory disallowance
• Selective Catalytic Reduction (SCR) unit at LaCygne 1	✓ Completed in Q2 2007 ✓ In rate base from 1/1/2008 ✓ No regulatory disallowance
• Air Quality Control System at Iatan 1	✓Completed in Q2 2009 ✓Included in KCP&L KS, KCP&L MO and GMO rate base with minimal disallowance
• Construction of Iatan 2 super-critical coal plant (850 MW; 73% GXP ownership share)1	✓ In-service on 8/26/2010; Included in KCP&L KS, KCP&L MO and GMO rate base with minimal (1%) disallowance
Great Plains Energy effectively executed all elements of its Comprehensive Energy Plan and received constructive regulatory treatment
Iatan 2
Iatan 1
Environmental
LaCygne
Environmental
Wind
1 Includes post-combustion environmental technologies including an SCR system, wet flue gas desulphurization system and fabric filter to control emissions
Strong Track Record of Execution

May 2011 Investor Presentation
Rate Case Outcomes
Rate Jurisdiction	Initial Request	Amount Approved	Effective Date	Rate Base	Return on Equity	Rate-making Equity Ratio
KCP&L - Missouri	$55.8	$50.6	1/1/2007	$1,270	11.25%	53.69%
KCP&L - Missouri	$45.4	$35.3	1/1/2008	$1,298	10.75%	57.62%
KCP&L - Missouri	$101.5	$95.0	9/1/2009	$1,4961	n/a4	46.63%
KCP&L - Missouri	$92.1	$34.8	5/4/2011	$2,036	10.00%	46.30%
KCP&L - Kansas	$42.3	$29.0	1/1/2007	$1,0001	n/a2	n/a
KCP&L - Kansas	$47.1	$28.0	1/1/2008	$1,1001	n/a3	n/a
KCP&L - Kansas	$71.6	$59.0	8/1/2009	$1,2701	n/a4	50.75%
KCP&L - Kansas	$55.2	$22.0	12/1/2010	$1,781	10.00%	49.66%
GMO - MPS	$94.5	$45.2	6/1/2007	$918	10.25%	48.17%
GMO - MPS	$66.0	$48.0	9/1/2009	$1,1881	n/a5	45.95%
GMO - MPS	$75.8	$30.1	6/4/2011	$1,336	10.00%	46.58%
GMO - L&P	$24.4	$13.6	6/1/2007	$186	10.25%	48.17%
GMO - L&P	$17.1	$15.0	9/1/2009	$2861	n/a5	45.95%
GMO - L&P	$22.1	$29.3	6/4/2011	$422	10.00%	46.58%
1 Rate Base amounts are approximate amounts since the cases were black box settlements; 2 Iatan 2 AFUDC calculation was set at 8.5%; 3 Iatan 2 AFUDC calculation was set at 8.3%; 4 Iatan 2 AFUDC calculation was set at 8.25%; 5 Iatan 2 AFUDC calculation was set at 10.2%
(in $ millions)
Focused Regulatory Approach

✓	✓	✓	◇	✓	◇
✓	✓	✓	◇	✓	✓
✓	✓ (b)	▲	✓ (c)	▲	◇
▲	▲	▲	✓ (d)	▲	◇
✓	✓	✓	◇	◇	◇
◇ (e)	◇	◇	✓	◇	◇
✓	▲	▲	✓	◇	◇
◇	◇	◇	✓	◇	◇
◇	◇	◇	✓	◇	◇
▲ ◇	✓	◇	✓	◇	✓

▲ Installation of this equipment is scheduled to begin during the period covered by the 2011-2013 capital expenditure plan. JeffreyEnergy Center SCR is planned for Unit 1

◇

GREAT PLAINS ENERGY

May 2011 Investor Presentation
Coal Unit	MW	SCR	Scrubber	Bag House	Other Particulate Control (f)	Mercury Controls	Cooling Tower
Iatan 1	621(a)
Iatan 2	618(a)
LaCygne 1	368(a)
LaCygne 2	341(a)
Hawthorn 5	563
Sibley 1 and 2	102
Sibley 3	364
Montrose 1, 2 and 3	510
Lake Road 4	99
Jeffrey Energy Center 1, 2 and 3	173(a)
If a scrubber is installed on both LaCygne 2 and Sibley 3, roughly 81 percent of the installed coal capacity would have scrubbers
(a) KCP&L’s share of jointly-owned facility
(b) LaCygne 1 currently has a scrubber installed; however, 2011-2013 capital expenditure plan includes the installation a new scrubber on the unit
(c) Existing scrubber removes particulate matter; a baghouse is expected to be installed
(d) Existing precipitator will be replaced by a baghouse
(e) Sibley 1 and 2 both have SNCRs installed
(f) Particulate control provided by existing baghouse for Iatan 1, Iatan 2 and Hawthorn 5
√ Installed
 Not installed
Coal Fleet Emissions Control Equipment

May 2011 Investor Presentation
2010 Highlights and 1Q11
Regulatory / Operations
Update

May 2011 Investor Presentation
✓ Completed Iatan 2 consistent with 2005 scheduled commitment of
 “summer 2010”
✓ Achieved top-tier customer satisfaction
✓ Completed KCP&L’s Kansas rate case; filed cases for KCP&L and GMO in
 Missouri
✓ Improved generation fleet performance
✓ Completed 48 MW Spearville 2 wind facility
✓ Obtained improved outlooks (from “Negative” to “Stable”) at Moody’s and S&P
2010 Highlights

- Air Flow Draft Tests (completed 2/25/10)
- First Fire on Oil (completed 3/29/10)
- Steam Blows (completed 6/03/10)
- First Fire on Coal (completed 7/20/10)
- Synchronization (completed 7/20/10)
- In-Service (declared by Company 8/26/10)
- Testing and Fine-Tuning (completed 4Q10)

GREAT PLAINS ENERGY

May 2011 Investor Presentation
2010 Milestones - Iatan 2

Customer Satisfaction

J.D. Power and Associates
2010 Electric Utility Business
Customer Satisfaction Study℠

Customer Satisfaction Index Scores
(Based on a 1,000-point scale)
Midwest Region: Large Segment

500
550
600
650
700
KCP&L 673
Xcel Energy-Midwest 666
Alliant Energy 663
We Energies 662
AEP Ohio 648
AmerenUE 635
Duke Energy - Midwest 633
Detroit Edison 632
Midwest Region Large Segment Average 632
Ohio Edison 616
Consumers Energy 610
ComEd 607
Ameren Illinois Utilities 596

J.D. Power 2010 Residential Customer Results
Midwest Large Utilities

MidAmerican Energy 687
656
KCP&L 655
653
Alliant Energy 646
632
Indiana Michigan Power 630
625
Midwest - Large Utilities 624
621
Detroit Edison 621
617
Consumers Energy 611
608
ComEd 605
599
Ameren Illinois Utilities 599
540
560
580
600
620
640
660
680
700

Source: 2010 JD Power Residential Study Results (3Q09 to 2Q10)

GREAT PLAINS ENERGY
12
May 2011 Investor Presentation

May 2011 Investor Presentation
• Annual Revenue Increase of $22.0 million (vs. Updated Company Request of
 $50.9 Million)
• 10.00% Authorized ROE (vs. Updated Company Request of 10.75%); Equity
 Ratio of 49.66%
• Iatan 2 in Service and Added to Rate Base
 – Total project disallowance of $20.4 million of budgeted costs, or about
 1% ($5.1 million KCP&L Kansas jurisdictional share)
• Minimal Iatan 1 Environmental Project Disallowance
• Kansas Jurisdictional Rate Base of $1.781 Billion
• Requested Environmental Rider Denied
• New Rates Effective 12/1/10
KCP&L Kansas Rate Case Results

May 2011 Investor Presentation
• Annual Revenue Increase of $34.8 Million or 5.25% (vs. Updated Company
 Request of $66.5 million) Effective May 4, 2011
• 10.00% Authorized ROE (vs. Updated Company Request of 10.75%); Equity
 Ratio of 46.3%
• Iatan 2 in Service and Added to Rate Base
 - Total Project Disallowance of $21.1 Million ($6.2 million for KCP&L
 Missouri Jurisdictional Share) or ~1 Percent of Total Project Cost
• Minimal Iatan 1 Environmental Project Disallowance
• KCP&L Missouri Jurisdictional Rate Base of $2.036 Billion
• Off-System Sales Margin Threshold Set at $45.9 Million Missouri
 Jurisdictional Share
 - Compares to Updated Company Request of $29.4 million
KCP&L Missouri Rate Case Results

May 2011 Investor Presentation
• Authorized Annual Combined Revenue Increase of $59.4 Million (vs. Updated
 Company Request of $89.1 Million) Effective June 4, 2011
• Same ROE and Equity Percentage as KCP&L Missouri
• Iatan 2 - Same Total Project Disallowance as in KCP&L Missouri’s Case; $3.8
 Million for GMO’s Share
• Minimal Iatan 1 Environmental Project Disallowance
• MPS Rate Base of $1.336 Billion and L&P Rate Base of $422 Million
• Crossroads Energy Center
 - Approximately $50 Million of Asset Cost Disallowed from Rate Base
 - About $5 Million of Related Transmission Costs Excluded from Cost of
 Service
GMO Rate Case Results

May 2011 Investor Presentation
• LaCygne Predetermination Filing in Kansas
• Plant Performance
• Recent EPA Proposals
• Customer Consumption
1Q11 Operations Update

✓	✓(b)	▲	✓	▲	◇
▲	▲	▲	✓	▲	◇

▲ Installation of this equipment is scheduled to begin during the period covered by the 2011-2013 capital expenditure plan
◇ Not installed

GREAT PLAINS ENERGY

May 2011 Investor Presentation
• Project includes the installation of:
 – LaCygne 1 - Wet scrubber, baghouse, activated carbon injection
 – LaCygne 2 - Selective Catalytic Reduction system (SCR), wet scrubber, baghouse, activated carbon injection and low NOx burners
• Predetermination filing is for total project cost of $1.23 billion; KCP&L’s total share is
 $615 million and Kansas jurisdictional share is $281 million
• Filing includes request for a LaCygne project-specific rider
• Predetermination case proceeding in parallel with KCC general investigation docket concerning environmental retrofits
• Decision in predetermination filing expected in August 2011
Kansas Predetermination Filing Update
Coal Unit	MW	SCR	Scrubber	Bag House	Other Particulate Control	Mercury Controls	Cooling Tower
LaCygne 1	368(a)
LaCygne 2	341(a)
(a) KCP&L’s share of jointly-owned facility
(b) LaCygne 1 currently has a scrubber installed; however, 2011-13 capital expenditure plan includes the installation of a new scrubber on the unit
(c) Existing scrubber removes particulate matter; a baghouse is expected to be installed
(d) Existing precipitator will be replaced by a baghouse
✓ Installed
(c)
(d)

Coal and Nuclear

100%
90%
80%
70%
60%
50%

	Q1 2011	Q1 2010
Equivalent Availability Coal	74%	78%
Capacity Factor Coal	64%	71%
Equivalent Availability Nuclear	86%	92%
Capacity Factor Nuclear	87%	93%

Combined Fleet

90%
80%
70%
60%
50%

	Q1 2011	Q1 2010
Equivalent Availability	75%	80%
Capacity Factor	67%	74%

GREAT PLAINS ENERGY

May 2011 Investor Presentation
Plant Performance

May 2011 Investor Presentation
Recent EPA Ruling and Proposals
Industrial Boiler Maximum Achievable Control Technology (MACT) Rule
• EPA final rule issued in February 2011; effective date delayed pending appeal / reconsideration
• Applies to most of GMO’s Lake Road boilers and auxiliary boilers at other generating facilities
• Expected cost of compliance for this rule and the currently effective CAIR and BART is approximately $1 billion
Utility Boiler MACT Rule
• EPA proposed rule issued in March 2011; plans to issue final rule by November 2011
• Proposed rule will impact all KCP&L and GMO coal plants
• If final rule is as proposed:
 • Potential retrofit of about 1,250 MW of baseload coal generation. Expected cost of compliance to be within the approximate $1 billion estimate referenced above
 • Potential retirement of older units totaling about 535 MW
• Final rule is expected to change from the current form
Section 316(B) Rule - Water Intake Structures
• EPA proposed rule issued in March 2011; plans to issue final rule by July 2012
• Proposed rule applicable to most KCP&L and GMO coal units
• If cooling towers are ultimately required, projected compliance costs would likely be significant; however, this is not likely
• Current form of proposed rule by itself would not be expected to lead to retirements
• Final rule is likely to change from the current form

May 2011 Investor Presentation
* Weighted average
13%
746
38.5
2,300
Industrial
45%
2,589
182.3
96,400
Commercial
42%
2,437
$201.5
725,500
Residential
% of MWh Sales
Sales (000s of MWhs)
Revenue (in millions)
Customers
Statistics by Customer Class First Quarter 2011
Retail MWh Sales and Customer Growth Rates
1Q 2011 Compared to 1Q 2010
		Weather-Normalized
	Total Change in MWh Sales	Customers	Use / Customers	Change MWh Sales
Residential	(4.0%)	(0.1%)	(5.7%)	(5.8%)
Commercial	(1.3%)	0.3%	(2.0%)	(1.7%)
Industrial	(0.0%)	(0.9%)	1.1%	0.1%
	(2.2%)	0.0%*	(3.1%)*	(3.2%)*
Customer Consumption

May 2011 Investor Presentation
Financial Overview

May 2011 Investor Presentation
• Electric Utility’s net income decreased $17.9 million including an $8.4 million decrease in gross margin*
• Common stock outstanding for the quarter averaged 138.2 million shares, about 1 percent higher than the same period in 2010
*Gross margin is defined and reconciled to GAAP operating revenues at the end of the presentation
	Earnings (in Millions)		Earnings per Share
	2011	2010	2011	2010
Electric Utility	$ 7.0	$ 24.9	$ 0.05	$ 0.18
Other	(4.7)	(4.6)	(0.04)	(0.03)
Net income	2.3	20.3	0.01	0.15
Less: Net loss attributable to noncontrolling interest	0.1	-	-	-
Net income attributable to Great Plains Energy	2.4	20.3	0.01	0.15
Preferred dividends	(0.4)	(0.4)	-	-
Earnings available for common shareholders	$ 2.0	$ 19.9	$ 0.01	$ 0.15
Great Plains Energy Consolidated Earnings
and Earnings Per Share - Three Months Ended March 31
(Unaudited)

Earnings
$24.9
$7.0
1Q '11
1Q '10

Earnings Per Share
$0.18
$0.05
1Q ' 11
1Q '10

GREAT PLAINS ENERGY

May 2011 Investor Presentation
(in millions)
* Gross margin is defined and reconciled to GAAP operating
 revenues at the end of the presentation
Electric Utility First Quarter Results
Decreased gross margin* of $8.4 million due to a
$5.7 million reduction in retail revenue from
reduced customer consumption and $4.6 million of
increased coal transportation costs not recovered
in KCP&L Missouri retail rates where there is no
fuel recovery mechanism;
Decreased income tax expense of $10.7 million
resulting from lower pre-tax income;
Decreased non-operating income and expenses
of $9.8 million primarily due to lower AFUDC
equity
Increased other operating expenses of $12.4
million primarily driven by $6.9 million loss
attributed to Iatan 1 and 2 construction costs plus
other costs resulting from the Missouri rate case
orders and a $4.0 million increase in general taxes
principally related to property taxes at Iatan 2;
A $9.7 million expense for the voluntary
separation program; and
Decreased depreciation and amortization of $9.8
million primarily driven by a reduction of KCP&L’s
regulatory amortization in Kansas;
Key Earnings Drivers

Rate

Debt ($ in millions)
$600
$500
$400
$300
$200
$100
$
2011
2014
2017
2020
2023
2026
2029
2032
2035
2038
2041
Maturity
GPE
KCP&L
GMO

GREAT PLAINS ENERGY

May 2011 Investor Presentation
Great Plains Energy Debt
($ in millions)	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)
Short-term debt	$ 383.8	0.61%	$ 205.0	3.06%	$ 14.0	3.06%	$ 602.8	1.50%
Long-term debt (3)	1,780.1	6.13%	863.9	10.20%	637.0	7.57%	3,281.0	7.45%
Total	$2,163.9	5.15%	$1,068.9	8.78%	$ 651.0	7.47%	$3,883.8	6.51%
Secured debt = $861.5 (22%), Unsecured debt = $3,022.3 (78%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium / discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE
(3) Includes current maturities of long-term debt
Long-term Debt Maturities
Debt Profile as of March 31, 2011

FFO / Adjusted Debt*
20.0%
10.0%
0.0%
6.2%
9.1%
16.5%
15.6%
2008
2009
2010
LTM**

FFO Interest Coverage*
5
4
3
2
1
0
2.2
2.5
4.2
4.1
2008
2009
2010
LTM**

Adjusted Debt / Total Adjusted Capitalization*
60%
55%
50%
45%
60.3%
56.7%
56.3%
56.8%
2008
2009
2010
1Q 2011

GREAT PLAINS ENERGY

May 2011 Investor Presentation
Moody's
Standard & Poor's
Great Plains Energy
Outlook
Stable
Stable
Corporate Credit Rating
-
BBB
Preferred Stock
Ba2
BB+
Senior Unsecured Debt
Baa3
BBB-
KCP&L
Outlook
Stable
Stable
Senior Secured Debt
A3
BBB+
Senior Unsecured Debt
Baa2
BBB
Commercial Paper
P-2
A-2
GMO
Outlook
Stable
Stable
Senior Unsecured Debt
Baa3
BBB
Current Credit Ratings
* All ratios calculated using Standard and Poor’s methodology
** Last twelve months as of March 31, 2011
Credit Profile for Great Plains Energy

Projected 2011 - 2013 Electric Utility
Capital Expenditures (in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$-
2011
2012
2013

Projected Total 2011 - 2012 Capital Expenditures
Change from 2009 10-K to 2010 10-K (in millions)
$1,352
56
20
-0.3
-1
-164
-145
$1,117
2011-12 Capex per 2009 10-K
Generating Facilities (excl. Iatan 2)
General Facilities
Nuclear Fuel
Iatan No. 2
T & D
Environmental
2011-12 Capex per 2010 10-K

GREAT PLAINS ENERGY

May 2011 Investor Presentation
$614
$503
$699

Generating Facilities (excl. Iatan 2)	172.2	174.6	171.8
Transmission & Distribution	171.0	178.9	232.2
General Facilities	29.2	63.2	44.6
Nuclear Fuel	14.8	26.2	31.5
Environmental	63.0	171.0	219.1
Iatan No. 2	53.1	-	-
Capital Expenditures Forecast

May 2011 Investor Presentation
Rate Case Implications
• Full-year impact from new KS rates
• Missouri new rates effective early May 2011 (KCP&L) / early June 2011
 (GMO)
• Regulatory lag January - April from new rail contract for KCP&L in Missouri
 (no FAC)
• Iatan 2 depreciation effective with new rates will be lower due to lower depreciable plant from additional amortization granted during the CEP to maintain credit metrics
Construction Accounting - Missouri
• Missouri jurisdictional share of Iatan 2 carried as a regulatory asset until effective date of new rates in MO
 – Carrying cost reduces interest expense
 – Iatan-related O&M and property taxes deferred as regulatory asset until effective date of new rates
 – Depreciation expense deferred as regulatory asset until effective date of new rates
 – Iatan 2 system energy value recorded to regulatory asset as an offset to costs listed above
Considerations for 2011

May 2011 Investor Presentation
Interest Expense
• Interest expense impacted by carrying cost offset, new long-term debt issued in
 2010 and May 2011 and additional debt anticipated in 2011
Weather-Normalized MWh Sales
• Expectation is flat compared to 2010 weather-normalized level
O&M
• Projected to be consistent with levels requested in rate cases
Generation Fleet
• Projected EAF for combined fleet - 83%
• LaCygne outage for most of 1Q
• Wolf Creek refueling and expanded maintenance outage began in late 1Q and expected to end late May
Taxes
• Expect no cash taxes in 2011 as a result of bonus depreciation / NOL utilization
• Anticipate effective tax rate of approximately 34% based on normal conditions
Considerations for 2011 (continued)

May 2011 Investor Presentation
Considerations for 2011 (continued)
Other
• Expenses Associated with Voluntary Separation Program
 • $0.04 EPS impact in 1Q
 • $0.02 EPS impact to be recognized In 2Q
• Missouri Rate Case-Related Expenses
 • $0.03 EPS impact in 1Q
 • Currently assessing impacts of GMO order

May 2011 Investor Presentation
Looking Ahead / Conclusion

May 2011 Investor Presentation
• Regional economy poised to improve; impact of
 customer energy consumption still difficult to assess
• New rates in effect for 7 months for GMO and 8
 months for KCP&L Missouri in 2011
• Internal project underway to identify regulatory and
 operating strategies to reduce regulatory lag going
 forward
• Decisive management actions implemented in 2011
 to manage costs within levels reflected in rates,
 enhance organizational effectiveness and contribute
 to solid credit metrics
• Impact of new EPA rules
Looking Ahead

May 2011 Investor Presentation
Great Plains Energy
Investor Presentation
May 2011

May 2011 Investor Presentation
Appendix
Gross Margin Reconciliation

May 2011 Investor Presentation
Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
(millions)	Three Months Ended March 31
	2011	2010
Operating revenues	$ 492.9	$ 506.9
Fuel	(104.9)	(101.8)
Purchase power	(54.9)	(65.5)
Transmission of electricity by others	(7.5)	(5.6)
Gross margin	$ 325.6	$ 334.0
Great Plains Energy Incorporated Reconciliation of
Gross Margin to Operating Revenues
(Unaudited)